EXHIBIT 10.1

COMMERCIAL EARNEST MONEY CONTRACT

       THIS CONTRACT OF SALE is made by and between Mace Car Wash-Arizona, Inc. a Texas corporation, hereafter referred to as "Seller" and Jamil Boukarim, hereafter referred to as "Buyer" upon, the terms, provisions and conditions set forth herein.

   1.   PURCHASE AND SALE.   Seller agrees to sell and convey to Buyer and Buyer agrees to buy from Seller the following property known as the "Two (2) Genie Car Wash business facilities" located at 7320 Burnet Road and 1311 South Lamar Blvd., in Austin, Texas.

   2.   PROPERTY.   Subject to the terms and conditions of this of this Purchase and Sale (the “Contract”), the Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, Seller’s rights, title, and interest in and to the following property (collectively, the “Property”):
A.           The “Real Property,” being the land including any and all improvements and fixtures situated thereon, all and singular the rights, benefits, privileges, easements, tenements, and appurtenances thereon or in anywise appertaining to such real property; and all right, title, and interest of Seller in and to all strips and gores and any land lying in the bed of any street, road or alley, open or proposed, adjoining such real property, more particularly described on Exhibit “A” attached hereto for all purposes;
B.           The “Personal Property,” being all right, title and interest of Seller in and to all tangible personal property now or hereafter used in connection with the operation, ownership, maintenance, management, occupancy or improvement of the Real Property including without limitation: equipment; machinery; furniture; art work; furnishings; office equipment and supplies;  stored on site, all tools, supplies, inventories, and materials not incorporated in the improvements and held for repairs and replacements.  The term “Personal Property” also shall not include any and all deposits, bonds or other security deposited or delivered by Seller with or to any and all governmental bodies, utility companies or other third parties in connection with the operation, ownership, maintenance, management, occupancy or improvement of the Real Property; and
C.           The “Intangible Property,” being all, right, title and interest of Seller in and to all intangible personal property now or hereafter used in connection with the operation, ownership, maintenance, management, or occupancy of the Real Property, including without limitation: the plans and specifications for the improvements; warranties; indemnities; claims against third parties; claims against tenants for tenant improvement reimbursements; all contract rights related to the construction, operation, ownership or management of the Real Property that are expressly assumed by Buyer pursuant to this Contract; applications, permits, approvals and licenses (to the extent assignable); insurance proceeds and condemnation awards or claims thereto to be assigned to Buyer hereunder; and all books and records relating to the Property.  Notwithstanding the above, the term “Intnagible Property” does not include the trade name or trade mark of “Genie Car Wash, which trade name and trade mark shall be retained by Seller.  After Closing Buyer agrees to rename the car washes and not use the name or logo of the Genie car wash.

   3.    CONTRACT SALES PRICE.
A. Cash down payment payable at closing (including earnest money)	$6,000,000.00
B. Sum of all notes described in Paragraph 4 below	$-0-
C. Other	$-0-
D. Sales Price (Sum of A, B, and C)	$6,000,000.00

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   4.   FINANCING CONDITIONS.   (not applicable)

   5.   EARNEST MONEY.
 A.  $100,000.00 is herewith tendered and is to be deposited as Earnest Money with First American Title Insurance Co., 1221 South Mopac Expwy., Suite 110, Austin, Texas 78746; Attn: Ms. Julie Pierro; (512)329-3221; FAX (512)329-9173; jpierro@firstam.com, as Escrow Agent.  Earnest Money is deposited with the Escrow Agent with the understanding that Escrow Agent (i) does not assume or have any liability for performance or nonperformance of any party (ii) has the right to require the receipt, release and authorization in writing of all parties before paying the deposit to any party and (iii) is not liable for interest or other charge on the funds held.  If any party unreasonably fails to agree in writing to an appropriate release of Earnest Money, then such party shall be liable to the other party to the extent provided in Paragraph 14.  At closing, Earnest Money shall be applied to any cash down payment required, next to Buyer's closing costs and any excess refunded to Buyer.  Before Buyer shall be entitled to refund of Earnest Money, any actual expenses incurred or paid on Buyer's behalf shall be deducted therefrom and paid to the creditors entitled thereto.
    B.  ☒ Yes  ☐ No.   The parties herein agree that the Earnest Money shall be deposited in an account at an institution of Buyer's choice bearing interest at the highest obtainable rate and the interest shall be credited to Buyer.

   6.   PROPERTY CONDITION/INVESTIGATION.
☐ A.	Buyer accepts the Property in "as is" condition.
☒ B.	Buyer accepts the Property in “as is” condition subject to provisions described in Paragraph (26.), herein.

   7.   SURVEY AND TITLE BINDER.
    A.  Survey
☐ 1.	No survey is required.
☒ 2.
Seller shall furnish to Buyer within five (5) days from the effective date of this Contract, Seller's existing surveys of the Property.  If Seller’s existing surveys are not acceptable to the Title Company, Seller, at Seller’s sole cost and expense, shall obtain either updates of Seller’s existing surveys or new surveys that shall then be acceptable to the Title Company within twenty (20) days after Seller receives notice that Seller’s existing surveys are not acceptable to the Title Company.  The Surveys shall show acreage or square feet, access to the Property, the location of all improvements, rights of way, easements, encroachments, streets, roads, water courses, or fences on or adjacent to the Property, if any.

    B.    Within fifteen (15) days after the date of this Contract, Seller shall, at Seller's expense, deliver or cause to be delivered to Buyer:
(1)
A title commitment ("Title Binder") covering the Property binding the Title Company to issue a Texas Owner's Policy of Title Insurance on the standard form of policy prescribed by the Texas State Board of Insurance at the closing in the full amount of the Sales Price; and

(2)	True, correct, and legible copies of any and all instruments referred to in the Title Binder as constituting exceptions or restrictions upon the title of Seller.
(3)	A U.C.C. lien search, if applicable.

   8.   APPROVAL PERIOD AND TITLE.
 A.  Buyer shall have twenty (20) days after the receipt of both the Surveys and Title Binders to review same and to deliver in writing to Seller such objections as Buyer may have to anything contained therein.  Buyer may only object to matters that prevent the financing of the purchase or would cause title to be unmarketable or uninsurable at standard rates.  Any such item to which Buyer shall not object shall be deemed to be accepted by Buyer.  If there are objections by Buyer, Seller shall in good faith attempt to satisfy same prior to closing, but Seller shall not be required to incur any cost to do so.  If title objections are disclosed, Seller shall have thirty (30) days to cure same. If Seller delivers written notice to Buyer on or before the Closing Date that Seller is unable to satisfy such objections, or if, for any reason, Seller is unable to convey title in accordance with Section 8(B.) below, Buyer may either waive such objections and accept such title as Seller is able to convey or terminate this Contract by written notice to Seller and the Earnest Money shall be refunded with no Broker's fee due.  Zoning ordinances and a lien for current taxes shall not be valid objections to title.

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 B.  Seller represents and warrants to Buyer that at the closing Seller will have and will convey to Buyer good and indefeasible title by Special Warranty Deed (the “Deed”) subject only to liens securing debt created, assumed or taken subject to as part of the consideration, taxes for the current year, and any other reservations, easements, discrepancies in boundaries, encroachments, restrictions or exceptions previously approved by Buyer in accordance with Paragraph 8(A.)  Delivery of the Title Policy pursuant to Section 10 below shall be deemed to fulfill all duties of Seller as to the sufficiency of title required hereunder; provided however, Seller shall not thereby be released from the warranties of Seller in the Deed.

   9.   NOTICE TO BUYER.   At the time of the execution of this Contract, Broker has advised and hereby advises Buyer, by this writing, that Buyer should be furnished with or obtain a policy of title insurance or if an abstract covering the Property is provided in lieu thereof, Buyer should have said abstract examined by an attorney of Buyer's own selection.

   10.   CLOSING.
 A.  The closing of the sale (the "Closing Date") shall be on or before thirty (30) days from expiration of the Feasibility and Inspection Period described in Paragraph 26(A.), herein.
 B.  At the closing, Seller shall deliver to Buyer:  (i) a Special Warranty Deed (with vendor's lien retained if not a cash purchase) conveying the Property, subject only to liens securing debt created, assumed or existing as part of the consideration, taxes for the current year, and any other reservations or exceptions previously approved by Buyer in accordance with Paragraph 8(A.); (ii) An Owner's Policy of Title Insurance (the "Title Policy") issued by First American Title insurance Co. in full amount of the Sales Price, dated as of closing, insuring Buyer's fee simple title to the Property to be good and indefeasible subject only to those title exceptions permitted herein, or as may be approved by Buyer in writing, and the standard printed exceptions contained in the usual form of the Title Policy, provided, however; (a) the exception as to area and boundaries shall be in accordance with Paragraph 7(A.); (b) the exception as to restrictive covenants shall be endorsed "None of Record", or, if of record, restrictive covenants shall be referenced by appropriate recording information; (c) the exception as to taxes shall be limited to taxes for the current year and subsequent years, and subsequent assessments for prior years due to changes in land usage or ownership; and (iii) possession of the Property.
 C.  At the closing, Buyer shall deliver to Seller (i) the cash portion of the Sales Price (the Earnest Money being applied thereto) and (ii) each note provided herein, if any, secured by Vendor's and Deed of Trust Liens.
 D.  Unless otherwise provided herein, costs for the Survey, the Title Policy, preparing the Deed, tax certificates, and 1/2 of escrow fee shall be Seller's expense.  All other costs and expenses incurred in connection with this Contract which are not recited herein to be the obligation of Seller, shall be the obligation of Buyer.  Unless otherwise paid, before Buyer shall be entitled to refund of Earnest Money, any such costs and expenses shall be deducted therefrom and paid to the creditors entitled thereto.
 E.  Rents and lease commissions, interest, insurance, utility charges, personal property taxes and ad valorem taxes for the then current year shall be prorated at the closing effective as of the Closing Date.  If for any reason utility charges cannot be accurately determined at the Closing Date for proration purposes, Buyer may postpone proration of utility charges until after closing and at such time as a statement for utility charge is received.  Charges appearing on such statement shall then be prorated as of the date of closing, and Seller shall tender in cash the cost of all utility charges to the date of closing to Buyer upon demand.  Any security deposits held by Seller shall be delivered to Buyer.  If the closing shall occur before the tax rate is fixed for the then current year, the apportionment of the taxes shall be upon the basis of the tax rate for the preceding year applied to the latest assessed valuation but any difference in ad valorem taxes for the year of sale actually paid by Buyer shall be adjusted between the parties upon receipt of written evidence of the payment thereof.  If Seller has claimed the benefit of laws permitting a special use valuation for the purposes of payment of ad valorem taxes on the Property, the Seller represents that it was legally entitled to claim such benefits.  If this sale or Buyer's use of the Property after closing results in the assessment of additional taxes for prior years, such additional taxes shall be the obligation of the Buyer and such obligation shall survive closing.

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 F.  If Buyer is to assume an existing loan, Buyer shall pay any transfer fee as provided in Paragraph 4.  Buyer shall execute, at the option and expense of Seller, a Deed of Trust to Secure Assumption with a Trustee named by Seller.
G.  If the Property is situated within a utility district subject to the provisions of Section 50.301, Texas Water Code, then at or prior to the closing, Seller agrees to give Buyer the written notice required said Section and Buyer agrees to sign and acknowledge the notice to evidence receipt thereof.

   11.   ESTOPPEL CERTIFICATE BY TENANTS.   (not applicable)

   12.   BROKER'S FEES:
    ☒  A. McAllister & Associates as Real Estate Broker (the "Broker") has negotiated this sale and Seller agrees to pay Broker in Travis County, Texas, on consummation of this sale a total cash fee of four percent (4%) of the total Sales Price, which Escrow Agent shall pay from the sale proceeds.  McAllister & Associates has previously disclosed its agency as required by the TRELA(Texas Real Estate License Act) thereby representing the Buyer in the transaction contemplated herein.
    ☐ B. Seller agrees to pay Listing Broker the fee specified by separate agreement between Listing Broker and Seller.  Escrow Agent is authorized and directed to pay Listing Broker said fee from the sale proceeds.

   13.   CASUALTY LOSS.   If, prior to Closing, any part of Property is damaged or destroyed by fire or other casualty loss, Seller shall restore the same to its previous condition as soon as reasonably possible, but in any event by Closing Date; and if Seller is unable to do so without fault, this Contract shall terminate and Earnest Money shall be refunded with no Broker's fee due.

   14.   DEFAULT.   If Buyer fails to comply herewith, Seller, as its sole remedy, may terminate this Contract whereupon Seller shall be paid  the Earnest Money as liquidated damages.  If Seller is unable without fault to deliver Title Policy or to make any non-casualty repairs required herein within the time herein specified, Buyer may either terminate this Contract and receive the Earnest Money as the sole remedy, or extend the time up to thirty (30) days.  If Seller fails to comply herewith for any other reason, Buyer may (i) terminate this Contract and receive the Earnest Money, thereby releasing Seller from this Contract, or (ii) enforce specific performance hereof.

   15.   CONDEMNATION.   If any part of the Property is condemned prior to Closing Date, Seller shall promptly give Buyer written notice of such condemnation and Buyer shall have the option of either applying the proceeds on a pro rata basis of any condemnation award to reduce the Sales Price provided herein or declare this Contract terminated by delivering written notice of termination to Seller and Earnest Money shall be refunded to Buyer with no Broker's fee due.

   16.   ATTORNEY'S FEES.   Any party to this Contract who is the prevailing party in any legal proceeding against any other party brought under or with relation to this Contract or transaction shall be additionally entitled to recover court costs and reasonable attorney fees, and all other litigation expenses, including deposition costs, travel, and expert witness fees, from the non-prevailing party.

   17.   REPRESENTATIONS.   In addition to other representations made herein in writting, Seller represents there will be no liens, unrecorded liens or Uniform Commercial Code liens except those specified in Paragraph 26 against any of the Property on Closing Date, that loan(s) will be without default, and reserve deposits will not be deficient.  If any representation above is untrue this Contract may be terminated by Buyer and the Earnest Money shall be refunded without delay.  Representations shall survive closing for twelve months and shall thereafter expire.

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   18.   NOTICES.   Any notice, communication, request, reply or advice (severally and collectively referred to as “Notice”) in this Contract provided or permitted to be given, made or accepted by either party to the other must be in writing.  Notice may, unless otherwise provided herein, be given or served:  (i) by depositing the same in the United States Mail, certified, with return receipt requested, addressed to the party to be notified and with all charges prepaid; (ii) by depositing the same with Federal Express or another service guaranteeing “next day delivery”, addressed to the party to be notified and with all charges prepaid; (iii) by delivering the same to such party, or an agent of such party; or (iv) by transmitting the same to the party to be notified by telecopy, provided that receipt for such telecopy is verified by the sender and followed by a notice sent in accordance with one of the other provisions set forth above.  Notices hereunder shall be effective on the date of delivery, deposit or transmittal in the manner described hereinabove.  For the purposes of notice, the addresses of the parties shall be, until changed, the addresses set forth on the signature page of this Contract.  Any address for notice may be changed by written notice delivered as provided herein.

   19.   INTEGRATION.   This Contract contains the complete agreement between the parties and cannot be varied except by the written agreement of the parties.  The parties agree that there are no oral agreements, understanding, representations or warranties which are not expressly set forth herein.

   20.   BINDING EFFECT.   This Contract shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, representatives, successors and assigns where permitted by this Contract.  THE EFFECTIVE DATE OF THIS CONTRACT SHALL BE THE DATE UPON WHICH THE LAST PARTY SIGNS.

   21.   TERMINATION OF OFFER.   Unless accepted by Buyer, as evidenced by Buyer’s signature hereto and delivered to Sellerr by 5:00 o'clock P.M., the 20th day of January, 2009, this offer to purchase shall be null and void and all parties hereto shall stand relieved and released of any and all liability or obligations hereunder and all Earnest Money shall be returned to Buyer.

   22.   ASSIGNMENT.
☐	A. Buyer may not assign this Contract.
☒
B. Buyer may assign this Contract and all rights hereunder to an entity of which it is a principal and shall be relieved of any future liability under this Contract provided the assignee shall assume in writing all the obligations of Buyer hereunder.

   23.   TEXAS LAW TO APPLY.   This agreement shall be construed under and in accordance with the laws of the State of Texas, and all obligations of the parties created hereunder are performable in Travis County, Texas.

   24.   LEGAL CONSTRUCTION.   In case any one or more of the provisions contained in this Contract shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof and this Contract shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

   25.   TIME.  Time is of the essence.  If any date set forth in this Contract for the performance of any obligation by Buyer or Seller for the delivery of any instrument or notice should be on a Saturday, Sunday or legal holiday, the compliance with such obligation or delivery shall be deemed acceptable on the next business day following such Saturday, Sunday, or legal holiday.  For purposes of this paragraph “legal holiday” shall mean any state or federal holiday for which financial institutions or post offices are generally closed in Travis County, Texas, for the observance thereof.

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   26.   SPECIAL PROVISIONS.   A Special Provisions Addendum is attached to this Contract and becomes a part of hereto by reference labeled as Exhibit "B".

   27.   CONSULT YOUR ATTORNEY.   This is intended to be a legally binding Contract.  This Contract constitutes the entire agreement between the parties and their real estate agents, there being no oral agreement, representations, conditions, or warranties, express or implied, in addition to this Contract.

   28.   PRINCIPAL DISCLOSURE. *
☐ The Buyer of this Property is a licensed real estate agent and is acting as a principal in this transaction.
☐ The Seller of this Property is a licensed real estate agent and is acting as a principal in this transaction.
*  Neither Buyer nor Seller is a licensed real estate agent.

EXECUTED by SELLER on this the 14th day of January, 2009.

SELLER:

MACE CAR WASH - ARIZONA, INC.,
a Texas corporation

By:	/s/ Robert M. Kramer
Title:	Vice-President

Attn: Mr. Robert M. Kramer
MACE SECURITY INTERNATIONAL
240 Gibraltar Road
Horsham, Pennsylvania 19044
(215)259-5660 FAX(215)672-8900
rkramer@mace.com

EXECUTED by BUYER on this the 15th day of January , 2009.

BROKER:		BUYER:

McAllister & Associates		JAMIL BOUKARIM
201 Barton Springs Road	(512)472-2100
Austin, Texas 78704	FAX 472-2905	By:	/s/ Jamil Boukarim

By:	/s/ Joe Willie McAllister	5919 Bold Ruler Way	(512)784-0996
Joe Willie McAllister joewillie@matexas.com		Austin, Texas 78746	FAX 477-2729
jamilboukarim@gmail.com

Receipt of $100,000.00 Earnest Money is acknowledged in the form of check.

by First American Title, as Escrow Agent.

By:	/s/ Kristy Miller

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AMENDMENT to the COMMERCIAL EARNEST MONEY CONTRACT
between MACE CAR WASH-ARIZONA. INC., a Texas corporation
and JAMIL BOUKARIM

PARTIES:
The Parties to this Agreement are Mace Car Wash-Arizona, Inc., a Texas corporation, SELLER, and Jamil Boukarim, BUYER. Whereas, BUYER has assigned its rights under the Commercial Earnest Money Contract to Ricky C. Anderson pursuant to separate instrument dated March 13,2009.

PREFACE:
This Amendment modifies and supplements the Commercial Earnest Money Contract dated January 15, 2009, copies of which are attached hereto and incorporated herein for all purposes. This Amendment may be executed in multiple counterparts by electronic facsimile(FAX) transmission, and/or electronic mailed(e-mailed) .pdf images of original signatures of the parties, which when taken together shall constitute one original document. BUYER and SELLER hereby agree to the following terms and conditions and to supplement the above referenced Commercial Earnest Money Contract.

The parties hereby agree as follows:

A.
Buyer desires to extend the Feasibility and Inspection Period, now defined in Paragraph 26A of the Contract, for a period of thirty (30) days. Seller hereby agrees to grant such 30-day extension conditioned upon the following: Upon receipt of this fully executed Amendment, the Escrow Agent is hereby instructed to by the parties to simultaneously release a portion of the existing Earnest Money deposit in the sum of $25,000.00 directly to Seller via wire transfer directly to Seller's bank account without any further written or verbal authorization by either Buyer or Seller. The Feasibility and Inspection Period shall then be automatically extended through such extended period which shall expire at 500 o'clock p.m., C.S.T., April 15, 2009. Any and all Earnest Money deposits shall be deemed non-refundable to Buyer in all respects, except in the event of Seller's default, and/or in the event the Environmental Phase I1 inspection report conducted of the Property determines that more than a total of $50,000.00 in remediation and/or repairs are required of the Property. For puposes of determining the cost of remediation andlor repairs required of the Property in this Amendment and in Paragraph 26A, it is agreed that none of the following costs and expenses shall be considered or included when determing whether the $50,000 limit is exceeded, (i) the removal of underground storage tanks, (ii) the removal of all gasoline dispensing equipment, including pumps and lines, (iii) the removal of any gasoline dispensing islands, and (iv) restoration of the paving ("Excluded Costs"). Any and all Earnest Money shall be credited toward the Sales Price, at closing. In the event Seller has not received the $25,000.00 sum by 5:00 o'clock p.m., C.S.T., March 18, 2009, this Amendment shall automatically become be null and void and have no further force or effect.

Hereby executed to be effective March 16, 2009.

SELLER:

MACE CAR WASH-ARIZONA, INC., a Texas corporation

/s/ Robert M. Kramer
BY:	Robert M. Kramer, Vice-president

BUYER:

RICKY C. ANDERSON

By:	/s/ Ricky C. Anderson

COMMERCIAL EARNEST MONEY CONTRACT

       THIS CONTRACT OF SALE is made by and between Mace Car Wash-Arizona, Inc. a Texas corporation, hereafter referred to as "Seller" and Ricky C. Anderson, hereafter referred to as "Buyer" upon, the terms, provisions and conditions set forth herein.

1.      PURCHASE AND SALE.   Seller agrees to sell and convey to Buyer and Buyer agrees to buy from Seller the following property known as the "Genie Car Wash business facility" located at 1021 West William Cannon Drive, in Austin, Texas.

2.      PROPERTY.   Subject to the terms and conditions of this of this Purchase and Sale (the “Contract”), the Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, Seller’s rights, title, and interest in and to the following property (collectively, the “Property”):
A.           The “Real Property,” being the land including any and all improvements and fixtures situated thereon, all and singular the rights, benefits, privileges, easements, tenements, and appurtenances thereon or in anywise appertaining to such real property; and all right, title, and interest of Seller in and to all strips and gores and any land lying in the bed of any street, road or alley, open or proposed, adjoining such real property, more particularly described on Exhibit “A” attached hereto for all purposes;
B.           The “Personal Property,” being all right, title and interest of Seller in and to all tangible personal property now or hereafter used in connection with the operation, ownership, maintenance, management, occupancy or improvement of the Real Property including without limitation: equipment; machinery; furniture; art work; furnishings; office equipment and supplies; and, whether stored on or offsite, all tools, supplies, inventories, and materials not incorporated in the improvements and held for repairs and replacements.  The term “Personal Property” also shall include any and all deposits, bonds or other security deposited or delivered by Seller with or to any and all governmental bodies, utility companies or other third parties in connection with the operation, ownership, maintenance, management, occupancy or improvement of the Real Property; and
C.           The “Intangible Property,” being all, right, title and interest of Seller in and to all intangible personal property now or hereafter used in connection with the operation, ownership, maintenance, management, or occupancy of the Real Property, including without limitation:  all trade names and trade marks associated with the Real Property, including without limitation the name of the buildings; the plans and specifications for the improvements; warranties; indemnities; claims against third parties; claims against tenants for tenant improvement reimbursements; all contract rights related to the construction, operation, ownership or management of the Real Property that are expressly assumed by Buyer pursuant to this Contract; applications, permits, approvals and licenses (to the extent assignable); insurance proceeds and condemnation awards or claims thereto to be assigned to Buyer hereunder; and all books and records relating to the Property.

3.      CONTRACT SALES PRICE.
A. Cash down payment payable at closing (including earnest money)	$3,200,000.00
B. Sum of all notes described in Paragraph 4 below	$-0-
C. Other	$-0-
D. Sales Price (Sum of A, B, and C)	$3,200,000.00

4.      FINANCING CONDITIONS.   (not applicable)

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5.      EARNEST MONEY.

 A.  $50,000.00 is herewith tendered and is to be deposited as Earnest Money with First American Title Insurance Co., 1221 South Mopac Expwy., Suite 110, Austin, Texas 78746; Attn: Ms. Julie Pierro; (512)329-3221; FAX (512)329-9173; jpierro@firstam.com, as Escrow Agent.  Earnest Money is deposited with the Escrow Agent with the understanding that Escrow Agent (i) does not assume or have any liability for performance or nonperformance of any party (ii) has the right to require the receipt, release and authorization in writing of all parties before paying the deposit to any party and (iii) is not liable for interest or other charge on the funds held.  If any party unreasonably fails to agree in writing to an appropriate release of Earnest Money, then such party shall be liable to the other party to the extent provided in Paragraph 14.  At closing, Earnest Money shall be applied to any cash down payment required, next to Buyer's closing costs and any excess refunded to Buyer.  Before Buyer shall be entitled to refund of Earnest Money, any actual expenses incurred or paid on Buyer's behalf shall be deducted therefrom and paid to the creditors entitled thereto.
B.   ☒ Yes  ☐ No.   The parties herein agree that the Earnest Money shall be deposited in an account at an institution of Buyer's choice bearing interest at the highest obtainable rate and the interest shall be credited to Buyer.

6.      PROPERTY CONDITION/INVESTIGATION.
☐ A.	Buyer accepts the Property in "as is" condition.
☒ B.	Buyer accepts the Property in “as is” condition subject to provisions described in Paragraph (26.), herein.

7.      SURVEY AND TITLE BINDER.
  A.  Survey
  ☐   1.     No survey is required.
☒ 2.
Seller shall furnish to Buyer within five (5) days from the effective date of this Contract, Seller's existing surveys of the Property.  If Seller’s existing surveys are not acceptable to the Title Company, Seller, at Seller’s sole cost and expense, shall obtain either updates of Seller’s existing surveys or new surveys that shall then be acceptable to the Title Company within twenty (20) days after Seller receives notice that Seller’s existing surveys are not acceptable to the Title Company.  The Surveys shall show acreage or square feet, access to the Property, the location of all improvements, rights of way, easements, encroachments, streets, roads, water courses, or fences on or adjacent to the Property, if any.

      B.  Within fifteen (15) days after the date of this Contract, Seller shall, at Seller's expense, deliver or cause to be delivered to Buyer:
(1)
A title commitment ("Title Binder") covering the Property binding the Title Company to issue a Texas Owner's Policy of Title Insurance on the standard form of policy prescribed by the Texas State Board of Insurance at the closing in the full amount of the Sales Price; and

(2)	True, correct, and legible copies of any and all instruments referred to in the Title Binder as constituting exceptions or restrictions upon the title of Seller.
(3)	A U.C.C. lien search, if applicable.

8.      APPROVAL PERIOD AND TITLE.
 A.  Buyer shall have twenty (20) days after the receipt of both the Surveys and Title Binders to review same and to deliver in writing to Seller such objections as Buyer may have to anything contained therein.  Any such item to which Buyer shall not object shall be deemed to be accepted by Buyer.  If there are objections by Buyer, Seller shall in good faith attempt to satisfy same prior to closing, but Seller shall not be required to incur any cost to do so.  If title objections are disclosed, Seller shall have thirty (30) days to cure same. If Seller delivers written notice to Buyer on or before the Closing Date that Seller is unable to satisfy such objections, or if, for any reason, Seller is unable to convey title in accordance with Section 8(B.) below, Buyer may either waive such objections and accept such title as Seller is able to convey or terminate this Contract by written notice to Seller and the Earnest Money shall be refunded with no Broker's fee due.  Zoning ordinances and a lien for current taxes shall not be valid objections to title.

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 B.  Seller represents and warrants to Buyer that at the closing Seller will have and will convey to Buyer good and indefeasible title by Special Warranty Deed (the “Deed”) subject only to liens securing debt created, assumed or taken subject to as part of the consideration, taxes for the current year, and any other reservations, easements, discrepancies in boundaries, encroachments, restrictions or exceptions previously approved by Buyer in accordance with Paragraph 8(A.)  Delivery of the Title Policy pursuant to Section 10 below shall be deemed to fulfill all duties of Seller as to the sufficiency of title required hereunder; provided however, Seller shall not thereby be released from the warranties of Seller in the Deed.

9.      NOTICE TO BUYER.   At the time of the execution of this Contract, Broker has advised and hereby advises Buyer, by this writing, that Buyer should be furnished with or obtain a policy of title insurance or if an abstract covering the Property is provided in lieu thereof, Buyer should have said abstract examined by an attorney of Buyer's own selection.

10.    CLOSING.
 A.  The closing of the sale (the "Closing Date") shall be on or before thirty (30) days from expiration of the Feasibility and Inspection Period described in Paragraph 26(A.), herein.
 B.  At the closing, Seller shall deliver to Buyer:  (i) a Special Warranty Deed (with vendor's lien retained if not a cash purchase) conveying the Property, subject only to liens securing debt created, assumed or existing as part of the consideration, taxes for the current year, and any other reservations or exceptions previously approved by Buyer in accordance with Paragraph 8(A.); (ii) An Owner's Policy of Title Insurance (the "Title Policy") issued by First American Title insurance Co. in full amount of the Sales Price, dated as of closing, insuring Buyer's fee simple title to the Property to be good and indefeasible subject only to those title exceptions permitted herein, or as may be approved by Buyer in writing, and the standard printed exceptions contained in the usual form of the Title Policy, provided, however; (a) the exception as to area and boundaries shall be in accordance with Paragraph 7(A.); (b) the exception as to restrictive covenants shall be endorsed "None of Record", or, if of record, restrictive covenants shall be referenced by appropriate recording information; (c) the exception as to taxes shall be limited to taxes for the current year and subsequent years, and subsequent assessments for prior years due to changes in land usage or ownership; and (iii) possession of the Property.
 C.  At the closing, Buyer shall deliver to Seller (i) the cash portion of the Sales Price (the Earnest Money being applied thereto) and (ii) each note provided herein, if any, secured by Vendor's and Deed of Trust Liens.
 D.  Unless otherwise provided herein, costs for the Survey, the Title Policy, preparing the Deed, tax certificates, and 1/2 of escrow fee shall be Seller's expense.  All other costs and expenses incurred in connection with this Contract which are not recited herein to be the obligation of Seller, shall be the obligation of Buyer.  Unless otherwise paid, before Buyer shall be entitled to refund of Earnest Money, any such costs and expenses shall be deducted therefrom and paid to the creditors entitled thereto.
 E.  Rents and lease commissions, interest, insurance, utility charges, personal property taxes and ad valorem taxes for the then current year shall be prorated at the closing effective as of the Closing Date.  If for any reason utility charges cannot be accurately determined at the Closing Date for proration purposes, Buyer may postpone proration of utility charges until after closing and at such time as a statement for utility charge is received.  Charges appearing on such statement shall then be prorated as of the date of closing, and Seller shall tender in cash the cost of all utility charges to the date of closing to Buyer upon demand.  Any security deposits held by Seller shall be delivered to Buyer.  If the closing shall occur before the tax rate is fixed for the then current year, the apportionment of the taxes shall be upon the basis of the tax rate for the preceding year applied to the latest assessed valuation but any difference in ad valorem taxes for the year of sale actually paid by Buyer shall be adjusted between the parties upon receipt of written evidence of the payment thereof.  If Seller has claimed the benefit of laws permitting a special use valuation for the purposes of payment of ad valorem taxes on the Property, the Seller represents that it was legally entitled to claim such benefits.  If this sale or Buyer's use of the Property after closing results in the assessment of additional taxes for prior years, such additional taxes shall be the obligation of the Buyer and such obligation shall survive closing.

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 F.  If Buyer is to assume an existing loan, Buyer shall pay any transfer fee as provided in Paragraph 4.  Buyer shall execute, at the option and expense of Seller, a Deed of Trust to Secure Assumption with a Trustee named by Seller.
G.  If the Property is situated within a utility district subject to the provisions of Section 50.301, Texas Water Code, then at or prior to the closing, Seller agrees to give Buyer the written notice required said Section and Buyer agrees to sign and acknowledge the notice to evidence receipt thereof.

11.    ESTOPPEL CERTIFICATE BY TENANTS.   (not applicable)

12.    BROKER'S FEES:
☒  A. McAllister & Associates as Real Estate Broker (the "Broker") has negotiated this sale and Seller agrees to pay Broker in Travis County, Texas, on consummation of this sale a total cash fee of four percent (4%) of the total Sales Price, which Escrow Agent shall pay from the sale proceeds.  McAllister & Associates has previously disclosed its agency as required by the TRELA(Texas Real Estate License Act) thereby representing the Buyer in the transaction contemplated herein.
☐ B. Seller agrees to pay Listing Broker the fee specified by separate agreement between Listing Broker and Seller.  Escrow Agent is authorized and directed to pay Listing Broker said fee from the sale proceeds.

13.    CASUALTY LOSS.   If, prior to Closing, any part of Property is damaged or destroyed by fire or other casualty loss, Seller shall restore the same to its previous condition as soon as reasonably possible, but in any event by Closing Date; and if Seller is unable to do so without fault, this Contract shall terminate and Earnest Money shall be refunded with no Broker's fee due.

14.    DEFAULT.   If Buyer fails to comply herewith, Seller, as its sole remedy, may terminate this Contract and receive the Earnest Money as liquidated damages.  If Seller is unable without fault to deliver Title Policy or to make any non-casualty repairs required herein within the time herein specified, Buyer may either terminate this Contract and receive the Earnest Money as the sole remedy, or extend the time up to thirty (30) days.  If Seller fails to comply herewith for any other reason, Buyer may (i) terminate this Contract and receive the Earnest Money, thereby releasing Seller from this Contract, or (ii) enforce specific performance hereof.

15.    CONDEMNATION.   If any part of the Property is condemned prior to Closing Date, Seller shall promptly give Buyer written notice of such condemnation and Buyer shall have the option of either applying the proceeds on a pro rata basis of any condemnation award to reduce the Sales Price provided herein or declare this Contract terminated by delivering written notice of termination to Seller and Earnest Money shall be refunded to Buyer with no Broker's fee due.

16.    ATTORNEY'S FEES.   Any party to this Contract who is the prevailing party in any legal proceeding against any other party brought under or with relation to this Contract or transaction shall be additionally entitled to recover court costs and reasonable attorney fees, and all other litigation expenses, including deposition costs, travel, and expert witness fees, from the non-prevailing party.

17.    REPRESENTATIONS.   In addition to other representations made herein, Seller represents there will be no liens, unrecorded liens or Uniform Commercial Code liens except those specified in Paragraph 26 against any of the Property on Closing Date, that loan(s) will be without default, and reserve deposits will not be deficient.  If any representation above is untrue this Contract may be terminated by Buyer and the Earnest Money shall be refunded without delay.  Representations shall survive closing.

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18.    NOTICES.   Any notice, communication, request, reply or advice (severally and collectively referred to as “Notice”) in this Contract provided or permitted to be given, made or accepted by either party to the other must be in writing.  Notice may, unless otherwise provided herein, be given or served:  (i) by depositing the same in the United States Mail, certified, with return receipt requested, addressed to the party to be notified and with all charges prepaid; (ii) by depositing the same with Federal Express or another service guaranteeing “next day delivery”, addressed to the party to be notified and with all charges prepaid; (iii) by delivering the same to such party, or an agent of such party; or (iv) by transmitting the same to the party to be notified by telecopy, provided that receipt for such telecopy is verified by the sender and followed by a notice sent in accordance with one of the other provisions set forth above.  Notices hereunder shall be effective on the date of delivery, deposit or transmittal in the manner described hereinabove.  For the purposes of notice, the addresses of the parties shall be, until changed, the addresses set forth on the signature page of this Contract.  Any address for notice may be changed by written notice delivered as provided herein.

19.    INTEGRATION.   This Contract contains the complete agreement between the parties and cannot be varied except by the written agreement of the parties.  The parties agree that there are no oral agreements, understanding, representations or warranties which are not expressly set forth herein.

20.    BINDING EFFECT.   This Contract shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, representatives, successors and assigns where permitted by this Contract.  THE EFFECTIVE DATE OF THIS CONTRACT SHALL BE THE DATE UPON WHICH THE LAST PARTY SIGNS.

21.    TERMINATION OF OFFER.   Unless accepted by Seller, as evidenced by Seller's signature hereto and delivered to Buyer by 5:00 o'clock P.M., the 13th day of April, 2009, this offer to purchase shall be null and void and all parties hereto shall stand relieved and released of any and all liability or obligations hereunder and all Earnest Money shall be returned to Buyer.

22.    ASSIGNMENT.
☐    A.  Buyer may not assign this Contract.
☒
B.  Buyer may assign this Contract and all rights hereunder to an entity of which it is a principal and shall be relieved of any future liability under this Contract provided the assignee shall assume in writing all the obligations of Buyer hereunder.

23.    TEXAS LAW TO APPLY.   This agreement shall be construed under and in accordance with the laws of the State of Texas, and all obligations of the parties created hereunder are performable in Travis County, Texas.

24.    LEGAL CONSTRUCTION.   In case any one or more of the provisions contained in this Contract shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof and this Contract shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

25.    TIME.  Time is of the essence.  If any date set forth in this Contract for the performance of any obligation by Buyer or Seller for the delivery of any instrument or notice should be on a Saturday, Sunday or legal holiday, the compliance with such obligation or delivery shall be deemed acceptable on the next business day following such Saturday, Sunday, or legal holiday.  For purposes of this paragraph “legal holiday” shall mean any state or federal holiday for which financial institutions or post offices are generally closed in Travis County, Texas, for the observance thereof.

26.    SPECIAL PROVISIONS.   A Special Provisions Addendum is attached to this Contract and becomes a part of hereto by reference labeled as Exhibit "B".

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27.    CONSULT YOUR ATTORNEY.   This is intended to be a legally binding Contract.  This Contract constitutes the entire agreement between the parties and their real estate agents, there being no oral agreement, representations, conditions, or warranties, express or implied, in addition to this Contract.

28.    PRINCIPAL DISCLOSURE. *
☐ The Buyer of this Property is a licensed real estate agent and is acting as a principal in this transaction.
☐ The Seller of this Property is a licensed real estate agent and is acting as a principal in this transaction.
*  Neither Buyer nor Seller is a licensed real estate agent.

EXECUTED by SELLER on this the 6th day of April, 2009.

SELLER:

MACE CAR WASH - ARIZONA, INC.,
a Texas corporation

By:	/s/ Robert M. Kramer

Title:	Vice President

Attn: Mr. Robert M. Kramer
MACE SECURITY INTERNATIONAL
240 Gibraltar Road
Horsham, Pennsylvania 19044
(215)259-5660 FAX(215)____________
rkramer@mace.com

EXECUTED by BUYER on this the 6th day of April, 2009.

BROKER:		BUYER:

McAllister & Associates		RICKY C. ANDERSON
201 Barton Springs Road	(512)472-2100
Austin, Texas 78704	FAX 472-2905	By:	/s/ Ricky C. Anderson

By:	/s/ Joe Willie McAllister	2710 Walsh Tarlton, Suite 200	(512)347-8801
	Joe Willie McAllister joewillie@matexas.com	Austin, Texas 78746	FAX 347-8853
rickycanderson@austin.rr.com

Receipt of $_______________________ Earnest Money is acknowledged in the form of __________________________

by _______________________________________, as Escrow Agent.   By: ____________________________________

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AMENDMENT TO COMMERCIAL EARNEST MONEY CONTRACTS

This Amendment to Commercial Earnest Money Contracts (“Amendment”) has been executed on May 27, 2009 between Mace Car Wash-Arizona, Inc., a Texas corporation (“Seller”) and Ricky C. Anderson (“Buyer”).

BACKGROUND:

Seller and Buyer are the seller and buyer under (a) a Commercial Earnest Money Contract executed April 6, 2009 (“William Cannon Contract”) for the Genie Car Wash located at 1021 West William Cannon Drive, Austin, Texas (“William Cannon Car Wash”), and (b) a Commercial Earnest Money Contract executed January 15, 2009, as amended by an Amendment executed March 16, 2009 (“Burnet and Lamar Contract”) for the Genie Car Wash located at 7320 Burnet Road, Austin, Texas (“Burnet Car Wash”) and the Genie Care Wash located at 1311 South Lamar Blvd, Austin, Texas (“Lamar Car Wash”).  The William Cannon Contract and Burnet and Lamar Contract are herein sometimes collectively referred to as the (“Car Wash Contracts”).

This Amendment modifies and supplements the Car Wash Contracts.  This Amendment may be executed in multiple counterparts by electronic facsimile (FAX) transmission, and/or electronic mailed (e-mailed) .pdf images of original signatures of the parties, which when taken together shall constitute one original document.

AGREEMENTS:

The parties in exchange for the mutual covenants and agreements herein contained and intending to be legally bound hereby agree that the Contracts are amended as set forth in this Amendment.

1.           Defined Terms.  The capitalized terms defined in this Amendment shall have the meanings ascribed to them in this Amendment and the capitalized terms defined in each of the Car Wash Contracts shall have the meanings ascribed to the capitalized terms in each of the Car Wash Contracts, where such terms are defined in the Car Wash Contracts.

2.           Feasibility and Inspection Period.

A.  Burnet and Lamar Contract.  Buyer and Seller acknowledge that the Feasibility and Inspection Period, defined in Paragraph 26A of the Burnet and Lamar Contract, as extended by the amendment executed March 16, 2009 has expired and that Buyer does not have any right to terminate the Burnet and Lamar Contract under the provisions Paragraph 26A of the Burnet and Lamar Contract.

B.  William Cannon Contract. Buyer and Seller acknowledge that the Feasibility and Inspection Period, defined in Paragraph 26A of the William Cannon Contract is hereby waived by Buyer and that Buyer does not have any right to terminate the William Cannon Contract under the provisions Paragraph 26A of the William Cannon Contract.

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3.	Deposits.

A.  Burnet and Lamar Contract. Upon receipt of this fully executed Amendment, the Escrow Agent is hereby instructed by the parties to simultaneously pay the remaining portion of the existing Earnest Money deposit under the Burnet and Lamar Contract in the sum of $75,000.00 directly to Seller via wire transfer directly to Seller's bank account without any further written or verbal authorization by either Buyer or Seller.  Within three days of the date of this Amendment, Buyer shall deposit with Escrow Agent $60,000 as additional Earnest Money under the Burnet and Lamar Contract.  Any and all Earnest Money deposits under the Burnet and Lamar Contract shall be deemed non-refundable to Buyer in all respects, except in the event of Seller's default, under the Burnet and Lamar Contract.

B.  William Cannon Contract. Upon receipt of this fully executed Amendment, the Escrow Agent is hereby instructed to by the parties to simultaneously pay the existing Earnest Money deposit under the William Cannon Contract in the sum of $50,000.00 directly to Seller via wire transfer directly to Seller's bank account without any further written or verbal authorization by either Buyer or Seller.  Within three days of the date of this Amendment, Buyer shall deposit with Escrow Agent $30,000 as additional Earnest Money under the William Cannon Contract.  Any and all Earnest Money deposits under the William Cannon Contract shall be deemed non-refundable to Buyer in all respects, except in the event of Seller's default, under the William Cannon Contract.

4.           Removal of Underground Storage Tanks and Remediation.

A.  Burnet Car Wash, Lamar Car Wash and William Cannon Car Wash.  Seller agrees to cause the underground storage tanks, and related piping and dispensing equipment (“USTS”) to be removed from the Burnet Car Wash, Lamar Car Wash and William Cannon Car Wash in accordance with all laws and governmental regulations, including, but not limited to rules and regulations of Texas Commission of Environmental Quality (“TECQ”).  At Closing, Buyer agrees to reimburse Seller for all costs paid and pay any unpaid costs associated with the removal of the USTS, restoration of the property, and the compliance with the rules and regulations of TECQ.  Seller shall use its best efforts to have the USTS removed on or before July 31, 2009.  After removal of the USTS has been completed, all required filing and notifications with the TECQ shall be made by Seller through the Closing Date and thereafter by Buyer.

B.  Soil Remediation.  If in connection with the removal of the USTS any soil below or around the USTS  is determined to be contaminated with levels of chemicals which are above reportable action levels of the TECQ (“Contaminated Soil”), Seller shall, cause the Contaminated Soil to be removed and remediated  in accordance with the rules and regulations of the TECQ.  At Closing, Buyer agrees to reimburse Seller one half of all costs paid and pay one half of any unpaid costs associated with the removal and remediation of any Contaminated Soil and the compliance with the rules and regulations of the TECQ.

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C.  Ground Water Testing Lamar Car Wash.  Seller agrees to have the ground water at the Lamar Car Wash tested, by collecting and testing groundwater, if any, from exiting monitoring wells, MW-1 and MW-2 at the Lamar Car Wash.  The ground water shall be tested for contamination at a reputable laboratory that is acceptable to the TECQ.  The results of the ground water testing shall be made available to the Buyer.  If the ground water is contaminated above reportable action levels of the TECQ (“Contaminated Groundwater”), Seller shall report the contamination to the TECQ and take whatever further actions required by the rules and regulations of the TECQ to define and or remediate the Contaminated Groundwater.  At Closing, Buyer agrees to reimburse Seller one half of all costs paid and pay one half of any unpaid costs associated defining and remediating any Contaminated Groundwater in compliance with the rules and regulations of the TECQ.  If there are any ongoing costs of monitoring or remediating Contaminated Groundwater that are incurred after the Closing, the Buyer shall be solely responsible for paying such costs.

5.           Closing Date.    The Closing Date under the Car Wash Contracts shall be the latter of July 31, 2009 or ten days after the date that the following items have occurred, in accordance with Paragraph 4 of this Amendment: (i) the USTS are removed, (ii) any Contaminated Soil is removed and (iii) the ground water at the Lamar Car Wash has been tested.  If Closing does not occur by the Closing Date as required herein or Buyer defaults under this Amendment or the Car Wash Contracts, Seller may cancel the Car Wash Contracts by sending written notice to Buyer and Escrow Agent, whereupon Escrow Agent shall pay the portion of the Earnest Money deposit held by it to Seller and Seller shall retain free and clear all Earnest Money deposits.  Upon cancelation of the Car Wash Contracts, the parties shall have no further rights or obligations with respect to each other, except for the payment of the Earnest Money deposit to Seller.

6.           Effective Date.  This Amendment shall automatically become be null and void and have no further force or effect (i) if Seller has not received the $75,000.00 and $50,000 deposits from the Escrow Agent by 5:00 o'clock p.m., C.S.T., May 30, 2009, or (ii) Buyer fails to deposit the additional $90,000 Earnest Money with Escrow Agent on or before 5:00 o’clock p.m., CST., June 1, 2009.

SIGNATURES APPEAR ON FOLLOWING PAGE

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7.           Entire Agreement.  This Amendment and the Car Wash Contracts constitute the entire agreement and understanding of the parties relating to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings, representations and warranties, whether oral or written, relating to the subject matter hereof.

Hereby executed to be effective May 28, 2009.

SELLER:

MACE CAR WASH-ARIZONA, INC., a Texas corporation

BY:	/s/ Robert M. Kramer
Robert M. Kramer, Vice-President

BUYER:

RICKY C. ANDERSON

By:	/s/ Ricky C. Anderson

ESCROW AGENT

FIRST AMERICAN TITLE INSURANCE CO.,

By:

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THIRD AMENDMENT to the COMMERCIAL EARNEST MONEY CONTRACTS
between MACE CAR WASH-ARIZONA, INC., a Texas corporation
and RICKY C. ANDERSON

PARTIES:	The Parties to this Agreement are Mace Car Wash-Arizona, Inc., a Texas corporation, SELLER, and Ricky C. Anderson, BUYER.

PREFACE:
This Amendment modifies and supplements the Commercial Earnest Money Contracts dated April 6, 2009 and January 15, 2009, copies of which are attached hereto and incorporated herein for all purposes.  This Amendment may be executed in multiple counterparts by electronic facsimile(FAX) transmission, and/or electronic mailed(e-mailed) .pdf images of original signatures of the parties, which when taken together shall constitute one original document.  BUYER and SELLER hereby agree to the following terms and conditions and to supplement the above referenced Commercial Earnest Money Contracts.

The parties hereby agree as follows:

A.
Buyer desires to extend the Closing Date of July 31, 2009, now defined in Amendment to the Contracts dated May 27, 2009.  Seller hereby agrees to grant a 30-day extension to the Closing Date conditioned upon the following:  Upon receipt of this fully executed Amendment, the Escrow Agent is hereby instructed to by the parties to simultaneously release any and all remaining Earnest Money deposits directly to Seller via wire transfer directly to Seller’s bank account without any further written or verbal authorization by either Buyer or Seller.  The Closing Date shall then be automatically extended until on or before August 31, 2009.  Any and all Earnest Money deposits shall be deemed non-refundable to Buyer in all respects, except in the event of Seller’s default under the Contracts.  The time of the extended Closing Date of August 31, 2009 shall be of the essence.

Hereby executed to be effective July 30, 2009.

SELLER:

MACE  CAR  WASH-ARIZONA,  INC., a  Texas  corporation

By:	/s/ Robert M. Kramer
Robert M. Kramer, Vice-president

BUYER:

RICKY  C.  ANDERSON

By:	/s/ Ricky C. Anderson

FOURTH AMENDMENT TO
CONTRACTS

This Fourth Amendment to Contracts (this “Amendment”) is made and entered into on September 1, 2009, by and between RICKY C. ANDERSON (“Anderson”), SEAMLESS CAPITAL, L.P. a Texas limited partnership (“Seamless”), and MACE CAR WASH-ARIZONA, INC., a Texas corporation (“Mace Car Wash”).

WHEREAS, Mace Car Wash and Jamil Boukarim, predecessor in interest to Anderson, entered into that certain Commercial Earnest Money Contract, dated as of January 15, 2009, for the purchase and sale of “Two (2) Genie Car Wash business facilities” located at 7320 Burnet Road (the “Burnet Car Wash”) and 1311 South Lamar Blvd. (the “South Lamar Car Wash”), in Austin, Texas (“Burnet and Lamar Contract”).  The Burnet and Lamar Contract was amended by that certain Amendment to the Commercial Earnest Money Contract between Mace Car Wash-Arizona, Inc., a Texas corporation and Jamil Boukarim, dated effective March 16, 2009 (“First Amendment”). The Burnet and Lamar Contract as amended by the First Amendment was assigned pursuant to that certain Assignment of Commercial Earnest Money Contract, between Jamil Boukarim and Anderson, dated effective March 13, 2009;

WHEREAS, Mace Car Wash and Anderson entered into that certain Commercial Earnest Money Contract (the “William Cannon Contract”), executed as of April 6, 2009, for the purchase and sale of the “Genie Car Wash business facilities” located at 1021 West William Cannon Drive (the “William Cannon Car Wash”), in Austin, Texas, as amended;

WHEREAS, Mace Car Wash and Anderson entered into that certain Amendment to Commercial Earnest Money Contracts, dated as of May 27, 2009, and executed May 28, 2009 (“Second Amendment”) whereby, among other things, Mace Car Wash and Anderson agreed (i) that the  Feasibility and Inspection Period of the Burnet and Lamar Contract, as amended by the First Amendment, and of the William Cannon Contract had expired; (ii) Earnest Money of $75,000 under the Burnet and Lamar Contract was released to the Seller ($25,000 of Earnest Money under the Burnet and Lamar Contract was previously released to Seller under the First Amendment); (iii) Earnest Money of $50,000 under the William Cannon Contract was released to Seller; (iv) additional Earnest Money in the amount of  $60,000 was deposited in escrow under the Burnett and Lamar Contract, as amended; (v) additional Earnest Money in the amount of $30,000 was deposited in escrow under the William Cannon Contract; (vi) Mace Car Wash would remove the underground gasoline storage tanks and related equipment (“UST”) at the Burnet Car Wash, Lamar Car Wash and William Cannon Car Wash, with Anderson reimbursing Mace Car Wash at closing for (a) all costs of removing all UST, (b) one half of the cost of removing contaminated soil, (c)one half of the cost of remediating contaminated ground water, if any, at Lamar; and (vii) closing under the Burnet and Lamar Contract, as amended, and the William Cannon Contract would be extended to July 31, 2009.

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WHEREAS, Mace Car Wash and Anderson entered into that certain Third Amendment to Commercial Earnest Money Contracts, effective and executed July 30, 2009 (“Third Amendment”) whereby, among other things, Mace Car Wash and Anderson agreed (i) Earnest Money of $60,000 under the Burnet and Lamar Contract, as amended, was released to the Seller; (ii) Earnest Money of $30,000 under the William Cannon Contract was released to Seller; and (iii) closing under the Burnet and Lamar Contract, as amended, and the William Cannon Contract, as amended, would be extended to extended to August 31, 2009.

WHEREAS; the Burnet Car Wash, the South Lamar Car Wash, the William Cannon Car Wash and any other property set forth in the Contracts are sometimes collectively referred to herein as, the “Property”.

WHEREAS; the Burnet and Lamar Contract, as amended by the First Amendment, Second Amendment and Third Amendment and the William Cannon Contract, as amended by the Second Amendment and Third Amendment are sometimes collectively referred to herein as, the “Contracts”.

WHEREAS, Anderson assigned the Contracts (including all Amendments set forth herein) and all of Anderson’s right, title and interest in the Contracts and Property to Seamless pursuant to that certain Assignment of Contract, dated August 19, 2009 (the “Assignment”);

WHEREAS, Mace Car Wash has agreed to consent to the assignment of the Contracts (including all Amendments set forth herein) and the assignment of all of Anderson’s right, title and interest in the Contracts to Seamless, as set forth in the Assignment;

WHEREAS, the parties desire to amend the Contracts, as set forth herein, pursuant to the terms of, and for the consideration described in, this Amendment.

NOW, THEREFORE, for valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties agree as follows:

1.           Extension.  The Closing Date under the Contracts was required to have occurred on August 31, 2009, time of the essence.  Seamless is herby granted seven separate options to extend the Closing Date, time of the essence, in increments of seven days each (“Extension Periods”), upon the payment of the extension payment (“Extension Payment”) to Mace Car Wash, as set forth below.  Each Extension Period shall go into effect only upon Seamless paying to Mace Car Wash and Mace Car Wash having received in good funds, the Extension Payment listed next to the applicable Extension Period, on or before the Payment Date, listed below.  The Extension Period, the Payment Date and the Extension Payment, applicable to each Extension Period is as follows:

	Extension Period	Payment Date	Extension Payment
a.	9/1/09 to 9/6/09	9/4/09	$3,500
b.	9/7/09 to 9/13/09	9/7/09	$3,500
c.	9/14/09 to 9/20/09	9/14/09	$3,500
d.	9/21/09 to 9/27/09	9/21/09	$3,500
e.	9/28/09 to 10/4/09	9/28/09	$7,500
f.	10/5/09 to 10/11/09	10/5/09	$7,500

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During the period commencing on the date of this Amendment and ending on October 11, 2009 Seamless shall also have right to extend the Closing Date to October 31, 2009 (“Additional Extension”) by paying a further Earnest Money deposit to First American Title Insurance Co., the Escrow Agent under the Contract, in the amount of Two Hundred Thousand ($200,000) less the Extension Payments paid to the date of the deposit to the Escrow Agent (“Additional Earnest Money”).  The Additional Earnest Money shall be held and applied as set forth for “Earnest Money” under the Contract.

2.           Earnest Money and Extension Payments.  If Seamless performs all of its obligations under the Contracts and consummates the purchase of the Property, all Extension Payments paid by Seamless, the Additional Earnest Money and the Two Hundred Fourth Thousand ($240,000) dollars in Earnest Money previously paid to Mace Car Wash under the Contracts shall be a credit against the purchase price of the Property.  Seamless acknowledges that all Extension Payments paid and the $240,000 in Earnest Money previously released to Mace Car Wash, is non-refundable and is the property of Mace Car Wash.  Seamless and Mace Car Wash agree that the previously released Earnest Money, the Additional Earnest Money, and the Extension Payments are Mace Car Wash’s sole and exclusive remedy and reasonable liquidated damages (the “Liquidated Damages”) if Seamless fails to consummate the Contracts.   Seamless shall not be subject to damages for failure to consummate the Contracts, other than the Liquidated Damages.

3.           UST Removal.  Seamless acknowledges and agrees that Mace Car Wash has performed its obligations under Section 4 of the Second Amendment and that Mace Car Wash has caused the UST at the Property to be removed and has caused any required remediation to be performed.  Seamless shall at closing of the Property reimburse and pay Mace Car Wash its share of the UST removal and remediation costs, as set forth in Section 4 of the Second Amendment.  Seamless and Mace Car Wash agree that Exhibit A attached, sets forth each of their respective shares of the UST removal and remediation expenses they are to pay, in accordance with Section 4 of the Second Amendment.

4.           Genie Name and Pumper Truck.  Notwithstanding anything to the contrary contained in the Contracts, Section 2.C. of the Burnet and Lamar Contract shall be deleted in its entirety and replaced with Section 2.C. of the William Cannon Contract.  The parties hereto acknowledge that the Property includes all rights, trademarks and copyrights to the name “Genie Car Wash” and the Property also includes the pumper truck used by Mace Car Wash to remove waste from the car wash pits at the Property.

5.           Consent to Assignment.  Mace Car Wash hereby consents to the Assignment of the Contracts by Anderson to Seamless.  The parties hereto agree and acknowledge that as of the date of this Amendment, Seamless is the “Buyer”, as set forth in Contracts with all of the rights and obligations of the Buyer, except from the failure to consummate the Contracts by “Buyer” which shall only subject Seamless, as “Buyer”, to the Liquidated Damages.

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6.           Defined Terms.  Capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Contracts.

7.           No Other Amendments.  Except as amended hereby, the Contracts remain in full force and effect.

8.           Counterparts.  This Amendment may be executed in multiple counterparts, which, when combined together, shall constitute an original of this Amendment.  In addition, facsimile signatures of the parties shall be effective on all counterparts of this Amendment.

9.           Entire Agreement.  This Amendment, together with the Contracts, embodies the entire agreement of the parties hereto, and incorporates all previous correspondence or communication, whether written or oral.  The Contracts, as amended hereby, can only be further modified or varied by written instrument subscribed to by all parties hereto.

10.           Further Assignment.   Mace Car Wash agrees that at the time of closing under the Contracts, Seamless may assign its rights under the Contracts to a special purposed entity of which Seamless or the equity owners of Seamless own 51% or more of the equity interests, without the further consent of Mace Car Wash.

(SIGNATURE PAGE FOLLOWS)

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IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first above written.

ANDERSON:

/s/ Ricky C. Anderson
RICKY C. ANDERSON

MACE CAR WASH:

MACE CAR WASH-ARIZONA, INC., a Texas corporation

By:	/s/ Robert M. Kramer
Name:	Robert Kramer
Title:	Vice president

SEAMLSS:

SEAMLESS CAPITAL, L.P. a Texas limited partnership

By:	/s/ Joe Warnock
Name:	Joe Warnock
Title:	President

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EXHIBIT A

UST REMOVAL AND REMEDIATION COSTS

Closure Report and Removal of UST, Piping and Dispensing Equipment for Austin, Texas Car
Washes:	7320 Burnet Road ("Genie 1")
1311 S. Lamar ("Genie 2"); and
1021 W. William Cannon ("Genie 3").

Type of Work	Inv No.	Cost of Work	Buyer's Share	Seller's Share
Genie 1
Base Price all Work	8659 & 8717	$29,800.00	$29,800.00
Removal of Waste Water	8729	$9,982.00	$9,982.00

Genie 2
Base Price all Work	8659 & 8717	$33,500.00	$33,500.00
Water Testing Wells	8721	$2,480.50	$1,240.25	$1,240.25
Extra for Report on Wells	8785	$3,412.00	$1,706.00	$1,706.00

Genie 3
Base Price all Work	8659 & 8758	$33,500.00	$33,500.00
Water Testing Wells	8722	$2,480.50	$1,240.25	$1,240.25
Removal of Waste Water	8758	$8,487.50	$8,487.50
Contaminated Soil Removal	8802	$10,357.50	$5,178.75	$5,178.75

TOTAL		$134,000.00	$124,634.75	$9,365.25

6

FIFTH AMENDMENT TO
CONTRACTS

This Fifth Amendment to Contracts (this “Amendment”) is made and entered into on October 9, 2009, by and between SEAMLESS CAPITAL, L.P. a Texas limited partnership (“Seamless”), and MACE CAR WASH-ARIZONA, INC., a Texas corporation (“Mace Car Wash”).

WHEREAS, Mace Car Wash and Jamil Boukarim, predecessor in interest to Ricky C. Anderson, entered into that certain Commercial Earnest Money Contract, dated as of January 15, 2009, for the purchase and sale of “Two (2) Genie Car Wash business facilities” located at 7320 Burnet Road (the “Burnet Car Wash”) and 1311 South Lamar Blvd. (the “South Lamar Car Wash”), in Austin, Texas (“Burnet and Lamar Contract”).  The Burnet and Lamar Contract was amended by that certain Amendment to the Commercial Earnest Money Contract between Mace Car Wash-Arizona, Inc., a Texas corporation and Jamil Boukarim, dated effective March 16, 2009 (“First Amendment”). The Burnet and Lamar Contract as amended by the First Amendment was assigned pursuant to that certain Assignment of Commercial Earnest Money Contract, between Jamil Boukarim and Anderson, dated effective March 13, 2009;

WHEREAS, Mace Car Wash and Anderson entered into that certain Commercial Earnest Money Contract (the “William Cannon Contract”), executed as of April 6, 2009, for the purchase and sale of the “Genie Car Wash business facilities” located at 1021 West William Cannon Drive (the “William Cannon Car Wash”), in Austin, Texas, as amended;

WHEREAS, Mace Car Wash and Anderson entered into that certain Amendment to Commercial Earnest Money Contracts, dated as of May 27, 2009, and executed May 28, 2009 (“Second Amendment”) whereby, among other things, Mace Car Wash and Anderson agreed (i) that the  Feasibility and Inspection Period of the Burnet and Lamar Contract, as amended by the First Amendment, and of the William Cannon Contract had expired; (ii) Earnest Money of $75,000 under the Burnet and Lamar Contract was released to the Seller ($25,000 of Earnest Money under the Burnet and Lamar Contract was previously released to Seller under the First Amendment); (iii) Earnest Money of $50,000 under the William Cannon Contract was released to Seller; (iv) additional Earnest Money in the amount of  $60,000 was deposited in escrow under the Burnett and Lamar Contract, as amended; (v) additional Earnest Money in the amount of $30,000 was deposited in escrow under the William Cannon Contract; (vi) Mace Car Wash would remove the underground gasoline storage tanks and related equipment (“UST”) at the Burnet Car Wash, Lamar Car Wash and William Cannon Car Wash, with Anderson reimbursing Mace Car Wash at closing for (a) all costs of removing all UST, (b) one half of the cost of removing contaminated soil, (c)one half of the cost of remediating contaminated ground water, if any, at Lamar; and (vii) closing under the Burnet and Lamar Contract, as amended, and the William Cannon Contract would be extended to July 31, 2009.

WHEREAS, Mace Car Wash and Anderson entered into that certain Third Amendment to Commercial Earnest Money Contracts, effective and executed July 30, 2009 (“Third Amendment”) whereby, among other things, Mace Car Wash and Anderson agreed (i) Earnest Money of $60,000 under the Burnet and Lamar Contract, as amended, was released to the Seller; (ii) Earnest Money of $30,000 under the William Cannon Contract was released to Seller; and (iii) closing under the Burnet and Lamar Contract, as amended, and the William Cannon Contract, as amended, would be extended to extended to August 31, 2009.

WHEREAS, Mace Car Wash and Seamless entered into that certain Fourth Amendment to Commercial Earnest Money Contracts, effective and executed September 1, 2009 (“Fourth Amendment”) whereby, among other things, Mace Car Wash and Seamless agreed to extend the Closing Dates to October 11, 2009.

WHEREAS; the Burnet Car Wash, the South Lamar Car Wash, the William Cannon Car Wash and any other property set forth in the Contracts are sometimes collectively referred to herein as, the “Property”.

WHEREAS; the Burnet and Lamar Contract, as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment and the William Cannon Contract, as amended by the Second Amendment, Third Amendment and Fourth Amendment are sometimes collectively referred to herein as, the “Contracts”.

WHEREAS, Anderson assigned the Contracts (including all Amendments set forth herein) and all of Anderson’s right, title and interest in the Contracts and Property to Seamless pursuant to that certain Assignment of Contract, dated August 19, 2009 (the “Assignment”);

WHEREAS, Mace Car Wash agreed to consent to the assignment of the Contracts (including all Amendments set forth herein) and the assignment of all of Anderson’s right, title and interest in the Contracts to Seamless, as set forth in the Assignment;

WHEREAS, the parties desire to amend the Contracts, as set forth herein, pursuant to the terms of, and for the consideration described in, this Amendment.

NOW, THEREFORE, for valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties agree as follows:

1.           Extension.  The Closing Date under the Contracts was required to have occurred on October 11, 2009, time of the essence.   As of the date of this Amendment, Seamless has tendered to Mace Car Wash seven Extension Payments totaling Twenty Nine Thousand ($29,000.00.)    Notwithstanding anything to the contrary contained in the Lease or any previous amendments, the Closing Date under the Contracts shall be extended to October 31, 2009, time of the essence, such Closing to occur at Prominent Title Company, a First American Title Insurance Co. Broker. It is hereby acknowledged that the Additional Earnest Money of  Two Hundred Thousand ($200,000) less the Extension Payments of Twenty Nine Thousand ($29,000.00) shall be due on October 13, 2009 and be deposited by Seamless to Prominent Title Company. During the period commencing on the date of this Amendment and ending on October 31, 2009, Seamless shall also have right to extend the Closing Date to November 30, 2009, time of the essence (“Second Additional Extension”) by having the $171,000 held by Prominent Title Company paid to Mace Car Wash and paying a further Earnest Money deposit to Prominent Title Company, in the amount of Two Hundred Thousand ($200,000) (“Second Additional Earnest Money”).  The Second Additional Earnest Money shall be held and applied as set forth for “Earnest Money” under the Contract.

2.           Earnest Money and Extension Payments.  If Seamless performs all of its obligations under the Contracts and consummates the purchase of the Property, all Extension Payments paid by Seamless, the Additional Earnest Money, the Second Additional Money and the Two Hundred Fourth Thousand ($240,000) dollars in Earnest Money previously paid to Mace Car Wash under the Contracts shall be a credit against the purchase price of the Property.  Seamless acknowledges that all Extension Payments paid, the $171,000 (if released as herein provided) and the $240,000 in Earnest Money previously released to Mace Car Wash, is non-refundable and is the property of Mace Car Wash.  Seamless and Mace Car Wash agree that the previously released Earnest Money, the Additional Earnest Money, the Extension Payments, and the Second Additional Earnest Money are Mace Car Wash’s sole and exclusive remedy and reasonable liquidated damages (the “Liquidated Damages”) if Seamless fails to consummate the Contracts.   Seamless shall not be subject to damages for failure to consummate the Contracts, other than the Liquidated Damages.

3.           UST Removal.  Seamless acknowledges and agrees that Mace Car Wash has performed its obligations under Section 4 of the Second Amendment and that Mace Car Wash has caused the UST at the Property to be removed and has caused any required remediation to be performed.  Seamless shall at closing of the Property reimburse and pay Mace Car Wash its share of the UST removal and remediation costs, as set forth in Section 4 of the Second Amendment.  Seamless and Mace Car Wash agree that Exhibit A attached, sets forth each of their respective shares of the UST removal and remediation expenses they are to pay, in accordance with Section 4 of the Second Amendment, except for some additional costs not exceeding $7,500, being currently incurred to respond to requests of the Texas Environmental Quality Commission which Seamless shall pay at Closing or reimburse Mace Car Wash, if such expenses have been paid by Mace Car Wash prior to Closing.

4.           Purchase Price.  Notwithstanding anything to the contrary contained in the Contracts, the total Purchase Price for the Property shall be Eight Million and No/100 Dollars ($8,000,000.00).

5.           Defined Terms.  Capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Contracts.

6.           No Other Amendments.  Except as amended hereby, the Contracts remain in full force and effect.

7.           Counterparts.  This Amendment may be executed in multiple counterparts, which, when combined together, shall constitute an original of this Amendment.  In addition, facsimile signatures of the parties shall be effective on all counterparts of this Amendment.

8.           Entire Agreement.  This Amendment, together with the Contracts, embodies the entire agreement of the parties hereto, and incorporates all previous correspondence or communication, whether written or oral.  The Contracts, as amended hereby, can only be further modified or varied by written instrument subscribed to by all parties hereto.

(SIGNATURE PAGE FOLLOWS)

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first above written.

MACE CAR WASH:

MACE CAR WASH-ARIZONA, INC., a Texas corporation

By:	/s/ Robert M. Kramer
Name:	Robert M. Kramer
Title:	Vice –President
SEAMLESS:

SEAMLESS CAPITAL, L.P. a Texas limited partnership

By:	/s/ Joe Warnock
Name:	Joe Warnock
Title:	President

EXHIBIT A

UST REMOVAL AND REMEDIATION COSTS

Closure Report and Removal of UST, Piping and Dispensing Equipment for Austin, Texas Car
Washes:	7320 Burnet Road ("Genie 1")
1311 S. Lamar ("Genie 2"); and
1021 W. William Cannon ("Genie 3").

Type of Work	Inv No.	Cost of Work	Buyer's Share	Seller's Share
Genie 1
Base Price all Work	8659 & 8717	$29,800.00	$29,800.00
Removal of Waste Water	8729	$9,982.00	$9,982.00

Genie 2
Base Price all Work	8659 & 8717	$33,500.00	$33,500.00
Water Testing Wells	8721	$2,480.50	$1,240.25	$1,240.25
Extra for Report on Wells	8785	$3,412.00	$1,706.00	$1,706.00

Genie 3
Base Price all Work	8659 & 8758	$33,500.00	$33,500.00
Water Testing Wells	8722	$2,480.50	$1,240.25	$1,240.25
Removal of Waste Water	8758	$8,487.50	$8,487.50
Contaminated Soil Removal	8802	$10,357.50	$5,178.75	$5,178.75

TOTAL		$134,000.00	$124,634.75	$9,365.25

ASSIGNMENT OF
COMMERCIAL EARNEST MONEY CONTRACT

SEAMLESS CAPITAL, L.P. a Texas limited partnership ("**Assignor**"), for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, hereby assigns, transfers, conveys, and delivers unto SEAMLESS GCW, LTD., a Texas limited partnership ("**Assignee**"), and to the successors and assigns of Assignee, all of Assignor's claims, rights, titles and interests in and under those certain:

(e) Second Amendment to Commercial Earnest Money Contracts, dated as of May 27, 2009, and executed May 28, 2009 ("**Second Amendment**"), between Seller and Anderson;

(f) Third Amendment to Commercial Earnest Money Contracts, effective and executed July 30, 2009 ("**Third Amendment**"), between Seller and Anderson;

(g) Assignment of Contracts between Anderson, as assignor and Assignor, as assignee, effective and executed September 1, 2009;

(h) Fourth Amendment to Commercial Earnest Money Contracts, effective and executed September 1, 2009 ("**Fourth Amendment**"), between Seller and Assignor;

(i) Fifth Amendment to Commercial Earnest Money Contracts, effective and executed as of even date herein ("**Fifth Amendment**"), between Seller and Assignor;

together with and including all of Assignor's claims, rights, titles and interests in and under the above mentioned Contracts and in and to the above mentioned Property, including without limitation all of Assignor's claims, rights, titles and interests in and any earnest money deposit made by Assignor under the Contracts, just as though Assignee had been the original Purchaser named in the Contracts.

This Assignment and all of its terms and provisions shall be binding upon and inure to the benefit of the successors and assigns of Assignor and Assignee.

Dated: October 12, 2009

ASSIGNOR:

SEAMLESS CAPITAL, L.P. a Texas limited partnership

By: Joe Warnock
Name: Joe Warnock
Title: President of GP

ASSIGNEE:

SEAMLESS GCW, LTD., a Texas limited partnership

By: Joe Warnock
Name: Joe Warnock
Title: President of GP

Consented to by:

SELLER:

MACE CAR WASH-ARIZONA, INC., a Texas corporation

By: [signature]
Name: Robert M Kramer
Title: Vice President

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